LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

COLLECTION PERIOD:           NOVEMBER 1-30, 2003                                    PAYMENT DATE:    DEC 15 2003
DETERMINATION DATE:          DEC 09 2003                                            REPORT BRANCH:   2032

----------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                            TOTAL         CLASS A-1        CLASS A-2       CLASS A-3      CLASS A-4
----------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                         100.00%            19.20%           33.68%         17.60%        29.52%
Original Pool Balance                              250,000,000.00     48,000,000.00    84,200,000.00  44,000,000.00 73,800,000.00
Note Balance Total                                 250,000,000.00     48,000,000.00    84,200,000.00  44,000,000.00 73,800,000.00
Number of Contracts                                        14,350
Class Pass Through Rates                                                     0.990%           1.114%         1.575%        2.178%
Servicing Fee Rate                                       2.20000%
Indenture Trustee Fee                                    0.00350%
Custodian Fee                                            0.02000%
Backup Servicer Fee                                      0.02150%
Insurance Premium Fee                                    0.35000%
Class C Certificate Rate                                 5.00000%

Initial Weighted Average APR                            11.33010%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                             0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      11.33010%
Initial Weighted Average Remaining Term                     64.05
Initial Weighted Average Original Term                      67.89

----------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                                           TOTAL         CLASS A-1        CLASS A-2       CLASS A-3      CLASS A-4
----------------------------------------------------------------------------------------------------------------------------------

BOP:
Total Pool Balance                                 216,136,262.67     14,136,262.19    84,200,000.00  44,000,000.00 73,800,000.00
Total Note Balance                                 210,032,516.67      8,032,516.67    84,200,000.00  44,000,000.00 73,800,000.00

EOP:
Number of Current Month Closed Contracts                      247
Number of Reopened Loans                                        -
Number of Contracts - EOP                                  12,877
Total Pool Balance  -  EOP                         210,016,241.36      8,016,240.88    84,200,000.00  44,000,000.00 73,800,000.00
Total Note Balance - EOP                           203,280,759.18      1,280,759.18    84,200,000.00  44,000,000.00 73,800,000.00

Class Collateral Pool Factors                          0.81312304        0.02668248       1.00000000     1.00000000    1.00000000

Weighted Average APR of Remaining Portfolio             11.26665%
Initial Weighted Average Monthly Dealer
 Participation Fee Rate                                  0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      11.26665%
Weighted Average Remaining Term                             59.26
Weighted Average Original Term                              68.10

Class A Applicable Percentage                          100.00000%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                    CONTRACTS
----------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:            Principal                                                  2,874,178.58
                             Interest                                                   1,848,734.47
Early Payoffs:               Principal Collected                                        2,387,836.69
                             Early Payoff Excess Servicing Compensation                       135.36
                             Early Payoff Principal Net of Rule of 78s Adj.             2,387,701.33            187
                             Interest                                                      21,248.48
Liquidated Receivable:       Principal Collected                                           24,312.49
                             Liquidated Receivable Excess Servicing Compensation                0.00
                             Liquidated Receivable Principal Net of Rule of 78s Adj.       24,312.49             55
                             Interest                                                          21.90
Cram Down Loss:              Principal                                                          0.00
Purchase Amount:             Principal                                                     98,918.88              5
                             Interest                                                       1,678.90
                             Total Principal                                            5,385,111.28
                             Total Interest                                             1,871,683.75
                             Total Principal and Interest                               7,256,795.03
Recoveries                                                                                259,973.17
Excess Servicing Compensation                                                                 135.36
Late Fees & Miscellaneous Fees                                                             26,697.60
Collection Account Customer Cash                                                        7,543,601.16
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                        4,740.48
Supplemental Enhancement Account Investment Income                                          7,588.46
Available Funds                                                                         7,555,930.10

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        DISTRIBUTION     SHORTFALL / DRAW
 DISTRIBUTION                                                                              AMOUNT        DEFICIENCY CLAIM
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        7,555,930.10
Monthly Dealer Participation Fee                                               1.02     7,555,929.08           0.00
Prior Unpaid Dealer Participation Fee                                          0.00     7,555,929.08
Servicing Fees:              Current Month Servicing Fee                 396,249.81
                             Prior Period Unpaid Servicing Fee                 0.00
                             Late Fees & Miscellaneous Fees               26,697.60
                             Excess Servicing Compensation                   135.36
                                Total Servicing Fees:                    423,082.77     7,132,846.31           0.00
Indenture Trustee Fee                                                        612.59     7,132,233.72           0.00
Custodian Fee                                                              3,602.27     7,128,631.45           0.00
Backup Servicer Fee                                                        3,872.44     7,124,759.01           0.00
Prior Unpaid Indenture Trustee Fee                                             0.00     7,124,759.01           0.00
Prior Unpaid Custodian Fee                                                     0.00     7,124,759.01           0.00
Prior Unpaid Backup Servicing Fee                                              0.00     7,124,759.01           0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

----------------------------------------------------------------------------------------------------------------------------------
                                                                                           DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                         AMOUNT        DEFICIENCY CLAIM
----------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:         Current Month                                 6,185.04     7,118,573.97           0.00
                                 Prior Carryover Shortfall                         0.00     7,118,573.97
Class A-2 Note Interest:         Current Month                                78,165.67     7,040,408.30           0.00
                                 Prior Carryover Shortfall                         0.00     7,040,408.30
Class A-3 Note Interest:         Current Month                                57,750.00     6,982,658.30           0.00
                                 Prior Carryover Shortfall                         0.00     6,982,658.30
Class A-4 Note Interest:         Current Month                               133,947.00     6,848,711.30           0.00
                                 Prior Carryover Shortfall                         0.00     6,848,711.30
Class A-1 Note Principal:        Current Month                             6,120,021.31       728,689.99           0.00
                                 Prior Carryover Shortfall                         0.00       728,689.99
Class A-2 Note Principal:        Current Month                                     0.00       728,689.99           0.00
                                 Prior Carryover Shortfall                         0.00       728,689.99
Class A-3 Note Principal:        Current Month                                     0.00       728,689.99           0.00
                                 Prior Carryover Shortfall                         0.00       728,689.99
Class A-4 Note Principal:        Current Month                                     0.00       728,689.99           0.00
                                 Prior Carryover Shortfall                         0.00       728,689.99
Certificate Insurer:             Reimbursement Obligations                         0.00       728,689.99           0.00
                                 Premium                                      59,474.48       669,215.51           0.00
Class C Interest Payment Amount  Current Month                                41,666.67       627,548.84           0.00
                                 Prior Carryover Shortfall                         0.00       627,548.84           0.00
Supplemental Enhancement Account Reimbursement                                     0.00       627,548.84           0.00
Expenses:                        Trust Collateral Agent                            0.00       627,548.84           0.00
                                 Indenture Trustee                                 0.00       627,548.84           0.00
                                 Backup Servicer                                   0.00       627,548.84           0.00
                                 Custodian                                         0.00       627,548.84           0.00
Distribution to (from) the Spread Account                                    627,548.84             0.00
Distribution (from) the Supplemental Enhancement Account                           0.00             0.00

----------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
----------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:      BOP Liquidated Receivable Principal Balance   759,222.52
                             Liquidation Principal Proceeds                 24,312.49
                             Principal Loss                                734,910.03
                             Prior Month Cumulative Principal Loss LTD   1,616,515.70
                             Cumulative Principal Loss LTD               2,351,425.73

----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
----------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:                 # OF CONTRACTS     AMOUNT        % OF TOTAL POOL BALANCE
Current                                   9,913.00 166,165,737.90            79.12%
1-29 Days                                 2,655.00  40,103,387.37            19.10%
30-59 Days                                  184.00   2,099,665.16             1.00%
60-89 Days                                   57.00     744,731.63             0.35%
90-119 Days                                  43.00     582,738.81             0.28%
120 Days or More                             25.00     319,980.49             0.15%
Total                                    12,877.00 210,016,241.36           100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
----------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                      Trigger          Trigger      Event of Default    Event of
                                 Current Month       Threshold          Event          Threshold        Default
Average Delinquency Ratio          1.11955%            6.00%             NO              8.00%             NO
Cumulative Default Rate               1.37%            4.84%             NO              5.08%             NO
Cumulative Loss Rate                  0.61%            2.42%             NO              2.79%             NO

----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
----------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                               CERTIFICATE INVENTORY                                               RECOVERY INVENTORY
                                   # OF CONTRACTS        AMOUNT *                                    # OF CONTRACTS      AMOUNT *
Prior Month Inventory                    32            606,571.38    Prior Month Inventory                   8          132,279.46
Repurchased                               0                  0.00    Repurchased                             0                0.00
Adjusted Prior Month Inventory           32            606,571.38    Adjusted Prior Month Inventory          8          132,279.46
Current Month Repos                      33            520,315.72    Current Month Repos                    32          601,823.30
Repos Actually Liquidated                27            491,313.73    Repos from Trust Liquidation            1           17,546.00
Repos Liquidated at 60+ or 150+           1             17,546.00    Repos Actually Liquidated              31          554,667.69
Dealer Payoff                             0                  0.00    Dealer Payoff                           0                0.00
Redeemed / Cured                          1             18,082.01    Redeemed / Cured                        0                0.00
Purchased Repos                           0                  0.00    Purchased Repos                         0                0.00
Current Month Inventory                  36            599,945.36    Current Month Inventory                10          196,981.07

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:

                                      # OF CONTRACTS    AMOUNT
Current Month Balance                        55        759,222.52
Cumulative Balance                          186      2,595,410.62
Current Month Proceeds                                  24,334.39
Cumulative Proceeds                                    242,744.08
Current Month Recoveries                               259,973.17
Cumulative Recoveries                                  835,381.43


                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR                CUMULATIVE RECEIVABLES
                                          SALE AND BY ELECTION:                           LIQUIDATED AT 150+ AND 60+:

                                               Balance            Units                      Balance              Units
Prior Month                                    17,354.98           1.00                          0.00             0.00
Current Trust Liquidation Balance              17,546.00           1.00                     17,546.00             1.00
Current Monthly Principal Payments                  0.00
Reopened Loan Due to NSF                       27,152.97           2.00
Current Repurchases                                 0.00           0.00
Current Recovery Sale Proceeds                      0.00              -
Deficiency Balance of Sold Vehicles                 0.00
EOP                                            62,053.95           4.00                     17,546.00             1.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
----------------------------------------------------------------------------------------------------------------------------------
SPREAD ACCOUNT RECONCILIATION
                                                                                 REQUISITE AMOUNT:     5,625,000.00
Total Deposit                                              5,625,000.00
BOP Balance                                                5,625,000.00
Remaining Distribution Amount                                627,548.84
Investment Income                                              4,187.34
Current Month Draw                                                    -
EOP Balance Prior to Distribution                          6,256,736.18

Spread Account Release Amount                                631,736.18

EOP Balance                                                5,625,000.00

Class A Principal Payment Amount                             631,736.18
Class C Supplemental Interest and Carryover Shortfall           -
Class R Certificateholder Distribution                                -

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                             10,000,000.00
BOP Balance                                               10,000,000.00
Supplemental Enhancement Account Deposit                              -
Current Month Draw                                                    -
Class C Supplemental Enhancement Amount Before Release    10,000,000.00

Supplemental Enhancement Account Release Amount                       -

EOP Balance                                               10,000,000.00

OVERCOLLATERALIZATION AMOUNT                               6,735,482.18

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                    22,360,482.18               10.65%

REQUIRED TOTAL ENHANCEMENT AMOUNT                         23,101,786.55               11.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

---------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                             CUMULATIVE GROSS DEFAULT:
---------------------------------------------------------------------------------------------------------------
   UP TO MONTH             TRIGGER EVENT     EVENT OF DEFAULT  UP TO MONTH     TRIGGER EVENT   EVENT OF DEFAULT
        3                       1.21%             1.53%             3             2.42%             2.78%
        6                       2.42%             2.79%             6             4.84%             5.08%
        9                       3.03%             3.56%             9             5.75%             6.47%
       12                       4.84%             5.08%            12             9.08%             9.23%
       15                       5.50%             5.77%            15             10.45%           10.50%
       18                       6.60%             6.92%            18             13.20%           12.59%
       21                       7.20%             8.08%            21             13.85%           14.69%
       24                       7.98%             8.77%            24             14.50%           15.94%
       27                       8.49%             9.47%            27             15.44%           17.21%
       30                       9.26%             10.15%           30             16.83%           18.46%
       33                       9.77%             10.85%           33             17.77%           19.73%
       36                      10.29%             11.31%           36             18.70%           20.57%
       39                      10.55%             11.54%           39             19.18%           20.98%
       42                      10.80%             12.00%           42             19.64%           21.82%
       45                      10.80%             12.00%           45             19.64%           21.82%
       48                      10.80%             12.00%           48             19.64%           21.82%
       51                      10.80%             12.00%           51             19.64%           21.82%
       54                      10.80%             12.00%           54             19.64%           21.82%
       57                      10.80%             12.00%           57             19.64%           21.82%
       60                      10.80%             12.00%           60             19.64%           21.82%
       63                      10.80%             12.00%           63             19.64%           21.82%
       66                      10.80%             12.00%           66             19.64%           21.82%
       69                      10.80%             12.00%           69             19.64%           21.82%
       72                      10.80%             12.00%           72             19.64%           21.82%
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
-------------------------------------------------------------
Up to Month         Trigger Event       Event of Default
     12                 6.00%                 8.00%
     24                 7.00%                 9.00%
     72                 8.00%                10.00%
-------------------------------------------------------------


Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of November 30, 2003 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 2003.





/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller